EXHIBIT 15




May 12, 2000

Merrill Lynch & Co., Inc.
4 World Financial Center
New York, NY  10080


We have made a review, in accordance with standards established by the American Institute of Certified Public Accountants, of the unaudited interim condensed consolidated financial information of Merrill Lynch & Co., Inc. and subsidiaries ("Merrill Lynch") as of March 31, 2000 and for the three-month periods ended March 31, 2000 and March 26, 1999 as indicated in our report dated May 12, 2000; because we did not perform an audit, we expressed no opinion on that information.

We are aware that our report referred to above, which is included in your Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, is incorporated by reference in the following documents, as amended:

Filed on Form S-8:

    Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

    Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

    Registration Statement No. 33-33336 (Long-Term Incentive Compensation Plan)

    Registration Statement No. 33-51831 (Long-Term Incentive Compensation Plan)

    Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

    Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

    Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
       (Puerto Rico))

    Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred
       Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 333-00863 (401(k) Savings & Investment Plan)

    Registration Statement No. 333-09779 (1997 Deferred Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 333-13367 (Restricted Stock Plan for Former
       Employees of Hotchkis and Wiley)

    Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation
       Plan for a Select Group of Eligible Employees)

    Registration Statement No. 333-17099 (Deferred Unit and Stock Unit Plan for Non-Employee Directors)

    Registration Statement No. 333-18915 (Long-Term Incentive Compensation Plan for Managers and Producers)

    Registration Statement No. 333-32209 (1998 Deferred Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 333-33125 (Employee Stock Purchase Plan for
       Employees of Merrill Lynch Partnerships)

    Registration Statement No. 333-41425 (401(k) Savings & Investment Plan)

    Registration Statement No. 333-56291 (Long-Term Incentive Compensation Plan for Managers and Producers)

    Registration Statement No. 333-60211 (1999 Deferred Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 333-62311 (Replacement Options; Midland Walwyn
       Inc.)

    Registration Statement No. 333-85421 (401(k) Savings and Investment Plan)

    Registration Statement No. 333-85423 (2000 Deferred Compensation Plan
       For a Select Group of Eligible Employees)

    Registration Statement No. 333-92663 (Long-Term Incentive Compensation Plan for Managers and Producers)


Filed on Form S-3:

    Debt Securities:

    Registration Statement No. 33-54218

    Registration Statement No. 2-78338

    Registration Statement No. 2-89519

    Registration Statement No. 2-83477

    Registration Statement No. 33-03602

    Registration Statement No. 33-17965

    Registration Statement No. 33-27512

    Registration Statement No. 33-35456

    Registration Statement No. 33-42041

    Registration Statement No. 33-45327

    Registration Statement No. 33-49947

    Registration Statement No. 33-51489

    Registration Statement No. 33-52647

    Registration Statement No. 33-60413

    Registration Statement No. 33-61559

    Registration Statement No. 33-65135

    Registration Statement No. 333-13649

    Registration Statement No. 333-25255

    Registration Statement No. 333-28537

    Registration Statement No. 333-44173

    Registration Statement No. 333-59997

    Registration Statement No. 333-68747


    Medium Term Notes:

    Registration Statement No.  2-96315

    Registration Statement No. 33-03079

    Registration Statement No. 33-05125

    Registration Statement No. 33-09910

    Registration Statement No. 33-16165

    Registration Statement No. 33-19820

    Registration Statement No. 33-23605

    Registration Statement No. 33-27549

    Registration Statement No. 33-38879


    Other Securities:

    Registration Statement No. 33-33335 (Common Stock)

    Registration Statement No. 33-45777 (Common Stock)

    Registration Statement No. 33-55363 (Preferred Stock)

    Registration Statement No. 333-02275 (Long-Term Incentive Compensation Plan)

    Registration Statement No. 333-16603 (TOPrS)

    Registration Statement No. 333-20137 (TOPrS)

    Registration Statement No. 333-24889 (Long-Term Incentive Compensation Plan, and Long-Term Incentive Compensation Plan for Managers and Producers)

    Registration Statement No. 333-36651 (Hotchkis and Wiley Resale)

    Registration Statement No. 333-42859 (TOPrS)

    Registration Statement No. 333-59263 (Exchangeable Shares of Merrill Lynch
        & Co., Canada Ltd. re: Midland Walwyn Inc.)

    Registration Statement No. 333-67903 (Howard Johnson & Company Resale)


We are also aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933, is not considered a part of the Registration
Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of that Act.


/s/ Deloitte & Touche LLP

New York, New York
May 12, 2000